Derivative Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2024
Derivative Financial Instruments
Schedule of analysis of gain on derivatives

	For the year ended
	December 31,
	2022	2023	2024
Realized loss/(gain) on interest rate swaps held for trading	3,175	(1,535)	—
Realized gain on forward foreign exchange contracts held for trading	—	(65)	—
Unrealized (gain)/loss on interest rate swaps held for trading	(12,821)	88	—
Total gain on derivatives	(9,646)	(1,512)	—